EXHIBIT 32.1

CERTIFICATION

I, Carl J. Chaney, Chief Executive Officer, and I, John M. Hairston, Chief Executive Officer of Hancock Holding Company (the “Company”) certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2013 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 28, 2014	By:	/s/ Carl J. Chaney
Date		Carl J. Chaney
President & Chief Executive Officer

February 28, 2014	By:	/s/ John M. Hairston
Date		John M. Hairston
Chief Executive Officer &
Chief Operating Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.